UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 22, 2010 (June 20, 2010)

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in its Charter)

001-07541 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	13-1938568 (I.R.S. Employer Identification Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 20, 2010, Hertz Global Holdings, Inc., the indirect parent company of The Hertz Corporation, issued a press release announcing a private offering of approximately EUR 275 million Senior Secured Notes (the “European Offering”) by Hertz Holdings Netherlands B.V., a private company with limited liability incorporated under the laws of The Netherlands.  The notes are to be offered only to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to investors outside the United States pursuant to Regulation S under the Securities Act.

The full text of the press release with respect to the European Offering is filed herewith (as Exhibit 99.1) in accordance with Rule 135c under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

Date: June 22, 2010	By:	/s/ J. Jeffrey Zimmerman
	Name:	J. Jeffrey Zimmerman
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release